UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2014

THE WESTERN UNION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-32903	20-4531180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12500 East Belford Avenue Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

(866) 405-5012
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)
On January 17, 2014, Wulf von Schimmelmann advised The Western Union Company (the "Company") that he does not intend to stand for re-election as a director at the Company’s 2014 Annual Meeting of Stockholders.
Mr. von Schimmelmann’s decision not to stand for re-election was a personal decision and was not the result of any disagreement with the Company or the Company’s Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WESTERN UNION COMPANY

Dated: January 23, 2014	By:	/s/ Darren A. Dragovich
	Name: Title:	Darren A. Dragovich Assistant Secretary